Exhibit 10.37

EXECUTION COPY

SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT

SECOND AMENDMENT, dated as of August 13, 2004 (this “Amendment”), to the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, dated as of November 24, 2003 (as amended by the First Amendment thereto, dated as of June 4, 2004, the “Credit Agreement”), among RAYTHEON COMPANY, a Delaware corporation (the “Borrower”), RAYTHEON TECHNICAL SERVICES COMPANY LLC, a Delaware limited liability company, and RAYTHEON AIRCRAFT COMPANY, a Kansas corporation, each as a Guarantor (in such capacity, each a “Guarantor” and, collectively, the “Guarantors”), the several Lenders from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), CITICORP USA, INC., and CREDIT SUISSE FIRST BOSTON, as documentation agents (in such capacity, each a “Documentation Agent” and, collectively, the “Documentation Agents”), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent” and, collectively with the Syndication Agent and the Documentation Agents, the “Agents”) for the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Borrower has requested that the Lenders, and the Lenders have agreed, to extend credit to the Borrower subject to the terms and conditions contained therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain ways; and

WHEREAS, the Lenders and the Borrower desire to amend the Credit Agreement in the manner specified herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Section 1.01 of the Credit Agreement (Definitions). Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term “Maturity Date” in its entirety and by substituting in lieu thereof the following:

““Maturity Date” shall mean May 31, 2005”.

3. Affirmation of Guarantee. Each Guarantor hereby consents to the foregoing amendment to the Credit Agreement set forth herein and reaffirms its obligations under the Guarantee provided by such Guarantor pursuant to Article IX of the Credit Agreement.

4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Borrower and each Lender shall have executed and delivered this Amendment to the Administrative Agent.

5. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the Amendment Effective Date that:

(a) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects; and

(b) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

8. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

9. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

RAYTHEON COMPANY, as the Borrower

By:
Name:
Title:

RAYTHEON TECHNICAL SERVICES COMPANY LLC, as a Guarantor

By:
Name:
Title:

RAYTHEON AIRCRAFT COMPANY, as a Guarantor

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BANK OF AMERICA, N.A. as Syndication Agent and as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

CITICORP USA, INC., as Documentation Agent and as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch, as Documentation Agent and as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

AUSTRALIAN & NEW ZEALAND BANKING GROUP, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BANK HAPOALIM, B.M. as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BANK ONE, N.A., as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BNP PARIBAS, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

CREDIT INDUSTRIAL ET COMMERCIAL, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

UFJ BANK LIMITED, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

FLEET NATIONAL BANK, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

MELLON BANK, N.A., as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

SOCIETE GENERALE, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

WACHOVIA BANK, N.A., as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

WESTLB AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement

BANK OF COMMUNICATIONS, as a Lender

By:
Name:
Title:

Second Amendment to 364-Day Credit Agreement